SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2000



                             PSS WORLD MEDICAL, INC.
             (Exact name of registrant as specified in its charter)




            Florida                  0-23832                     59-2280364
         -------------            -------------              ------------------
         (State or other           (Commission                 (IRS Employer
         jurisdiction of           File Number)              Identification No.)
         incorporation)



             4345 Southpoint Boulevard, Jacksonville, Florida 32216 (Address, including zip code, of principal executive offices)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)

Item 4. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.


(1) (i) Ernst & Young LLP has previously been engaged to audit the financial statements of Gulf South Medical Supply, Inc. ("Gulf South"), a significant subsidiary of PSS World Medical, Inc. ("PSS"), and on whom Arthur Andersen LLP, the principal accountants of PSS had expressed reliance on their report. On May 26, 2000, PSS dismissed Ernst & Young LLP as the accountants for Gulf South, and from such date will instead rely on the audit opinion of Arthur Andersen LLP as auditor of PSS, as well as the auditor of Gulf South.

         (ii) The report of Ernst & Young LLP on the consolidated financial statements for Gulf South as of and for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants for Gulf South was approved by the audit committee of the Board of Directors of PSS, as well as the Board of Directors of PSS.

         (iv) In connection with its audit of Gulf South for the years ended December 31, 1997 and 1996, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years. However, the previously reported financial statements of Gulf South for the years ended December 31, 1997 and 1996 were recently restated in a filing on Form 10-K/A for the year ended April 2, 1999 as noted in paragraph (2) below. These restated financial statements of Gulf South were not audited by Ernst & Young LLP and Ernst & Young LLP might not agree with such restated financial statements if asked to concur.

         (v) Ernst & Young LLP did not advise the Company of any of events reportable under Rule 304(a)(1)(v).

(2) Arthur Andersen LLP, principal accountant of the Company's financial statements, has independently audited the financial statements of Gulf South and issued their opinion on the financial statements of Gulf South. During the registrant's previous two fiscal years, the Company has consulted with Arthur Andersen LLP regarding (i) the application of accounting principles to the acquisition by merger of Gulf South and (ii) the restatement of previously reported financial statements of Gulf South. In each case the views of Arthur Andersen LLP regarding those matters are as described in the restatements of the financial statements of the Company as reported and in footnotes 4, 18 and 22 to the Company's most recent Form 10-K/A for the fiscal year ended April 2, 1999 filed on May 25, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PSS WORLD MEDICAL, INC.
                                                          (Registrant)



                             By: /s/ David A. Smith

                             David A. Smith, Executive Vice President and Chief Financial Officer

Date:  May 31, 2000